UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2019

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	001-37481	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 - Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (720) 974-7248

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

Pershing Gold Corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”) on January 9, 2019 in Denver, Colorado. At the Special Meeting, the holders of 25,141,568 shares of Company common stock and Series E Convertible Preferred Stock (“Series E Preferred Stock”), voting as a class on an as-converted basis, were represented in person or by proxy. This represents approximately 68.3 percent of the shares of the Company’s common stock and Series E Preferred Stock, voting as a class on an as-converted basis, outstanding and entitled to vote as of the record date of November 26, 2018. The Company’s stockholders approved all of the proposals. Specifically, the Company’s stockholders (i) approved the plan of merger (the “Transaction”), (ii) approved, on an advisory basis, the “golden parachute” compensation that may become payable to the Company’s named executive officers in connection with the Transaction, and (iii) approved the proposal to adjourn the Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies to approve the Transaction. The proposals are described in detail in the Company’s definitive proxy statement/prospectus filed with the Securities and Exchange Commission on November 30, 2018.

The results of the voting on the matters submitted to the stockholders were as follows:

1.	Plan of merger

Common Stock and Series E Preferred Stock

(voting as a class on an as-converted basis)

Votes For	Votes Against	Abstentions
25,036,536	76,235	28,797

Series E Preferred Stock

(voting as a class)

Votes For	Votes Against	Abstentions
8,845	0	0

2.	Golden parachute compensation:

Votes For	Votes Against	Abstentions
24,064,317	934,675	142,576

3.	Proposal to adjourn:

Votes For	Votes Against	Abstentions
24,773,254	293,994	74,320

Item 7.01 Regulation FD Disclosure

On January 9, 2019, the Company issued a press release regarding the approval of the Transaction by its stockholders and the approval of the Transaction by the shareholders of Americas Silver Corporation. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description

99.1	News Release announcing stockholder approval of the Transaction dated January 9, 2019*

*	Furnished, not filed, herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2019

PERSHING GOLD CORPORATION

By:	/s/ Stephen Alfers
Stephen Alfers
President and Chief Executive Officer